Exhibit 99.1

  IDT Reports Fiscal First Quarter 2007 Results; Revenue and EPS Growth Exceed Forecasted Ranges Driven by Strength in Computing and Communications End Markets

    SAN JOSE, Calif.--(BUSINESS WIRE)--July 25, 2006--IDT(TM) (Integrated Device Technology, Inc.) (NASDAQ:IDTI), a leading provider of vital semiconductor solutions, today announced results for the fiscal first quarter of 2007, ended July 2, 2006. The Company's revenues and EPS for the quarter exceeded the high end of the Company's projected ranges provided on the fourth quarter earnings call on May 8, 2006.
    The following highlights the Company's financial performance on both a GAAP and non-GAAP basis. The GAAP results include certain costs, charges, gains and losses in accordance with GAAP which are excluded from non-GAAP results based on management's determination that they are not directly reflective of on-going operations.

    -- Revenues for the fiscal first quarter of 2007 were $185.5 million, an increase of 11 percent from the $167.5 million reported in the fiscal fourth quarter of 2006.

    -- GAAP net loss for the fiscal first quarter of 2007 was $1.6 million, or a loss of $0.01 per diluted share. This compares to a net loss of $26.5 million or a loss of $0.13 per diluted share for the fourth quarter of fiscal 2006. First quarter GAAP results include $40.5 million of acquisition-related charges (including $37.0 million in intangibles amortization), $11.0 million of stock based compensation and $0.7 million in restructuring-related charges.

    -- Non-GAAP net income for the first quarter of fiscal 2007 was $50.6 million or $0.25 per diluted share, an increase of 65 percent over net income of $30.7 million or $0.15 per diluted share reported in the fourth quarter of fiscal 2006. For further description and a complete reconciliation of GAAP to non-GAAP results, please refer to the attached tables.

    -- GAAP gross profit for the first quarter of fiscal 2007 was $84.2 million, compared to GAAP gross profit of $53.5 million reported in the fiscal fourth quarter of 2006. Non-GAAP gross profit for the fiscal first quarter of 2007 was $105.4 million, compared to non-GAAP gross profit of $92.2 million reported in the fiscal fourth quarter of 2006. Non-GAAP gross margins for the fiscal first quarter were 56.8 percent, compared to Non-GAAP gross margins for the fiscal fourth quarter of 55.0 percent.

    -- GAAP R&D expense for the fiscal first quarter was $39.6 million, compared to GAAP R&D expense of $35.8 million in the fiscal fourth quarter. Non-GAAP R&D expense for the fiscal first quarter of 2007 was $32.3 million, compared to non-GAAP R&D expense of $34.9 million in the fiscal fourth quarter of 2006.

    -- GAAP SG&A expense for the fiscal first quarter was $48.0 million, compared to GAAP SG&A expense of $50.0 million in the fiscal fourth quarter. Non-GAAP SG&A expense for the fiscal first quarter of 2007 was $24.2 million, compared to non-GAAP SG&A expense of $26.4 million in the fiscal fourth quarter of 2006.

    "Our double-digit revenue growth in the fiscal first quarter reflects continued product momentum across our computing and communication end markets," said Greg Lang, president and CEO of IDT. "An aggressive ramp of our advanced memory buffer products combined with continued strength in our communications' sub segments allowed us to achieve better results than originally anticipated, despite a softer-than-seasonal market for our PC clock business. We also demonstrated strong profit growth during the quarter resulting from the combination of top line growth and excellent cost and expense management which allowed us to achieve our operating margin target range at least one year ahead of our plans."

    Webcast and Conference Call Information

    Investors can listen to a live or replay webcast of the Company's quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. PT on July 25, 2006. The webcast replay will be available after 5 p.m. PT on July 25 through August 1, 2006.
    Investors can also listen to the live call at 1:30 p.m. PT on July 25 by calling (888) 423-3271 or (612) 332-0530. The conference call replay will be available after 5 p.m. PT on July 25 through 11:59 p.m. PT on August 1, 2006 at (800) 475-6701 or (320) 365-3844. The access code is 835055.

    About IDT

    IDT is a world leader in developing and delivering vital semiconductor solutions that enable customers to accelerate innovation. IDT solutions help customers solve complex system design challenges associated with the evolving requirements of communications, computing and consumer applications. By leveraging its system knowledge and extensive blend of technologies, IDT is able to deliver essential solutions, including timing products, network search engines, flow-control management ICs and products for standards-based serial switching. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Market(R) under the symbol "IDTI." Additional information about IDT is accessible at www.IDT.com.

    Forward Looking Statements

    Investors are cautioned that forward-looking statements in this release involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and supply of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, including integration of both ICS and the assets we acquired from Freescale in September 2005, availability of capital, cash flow and other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company's Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the year ended April 2, 2006 and Quarterly Report on Form 10-Q for the period ended January 1, 2006.

    IDT and the IDT logo are trademarks of Integrated Device
Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.



                  INTEGRATED DEVICE TECHNOLOGY, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                              (Unaudited)
                 (In thousands, except per share data)

                                              Three Months Ended
----------------------------------------------------------------------
                                          July 2,  April 2,   July 3,
                                          2006 (a)  2006 (a)   2005
                                         --------- --------- ---------

Revenues                                 $185,536  $167,459  $ 93,838

Cost of revenues                          101,301   113,922    51,145
                                         --------- --------- ---------
Gross profit                               84,235    53,537    42,693
                                         --------- --------- ---------

Operating expenses:

  Research and development                 39,589    35,825    27,456

  Selling, general and administrative      47,993    49,956    19,061
                                         --------- --------- ---------
Total operating expenses                   87,582    85,781    46,517
                                         --------- --------- ---------

Operating loss                             (3,347)  (32,244)   (3,824)

Interest expense                              (79)      (87)      (11)

Other-than-temporary impairment of
 investments                                    -         -    (1,705)

Interest income and other, net              3,336     2,586     3,902
                                         --------- --------- ---------

Loss before income taxes                      (90)  (29,745)   (1,638)

Provision (benefit) for income taxes        1,474    (3,205)   (8,218)
                                         --------- --------- ---------

Net income (loss)                        $ (1,564) $(26,540) $  6,580
                                         ========= ========= =========


Net income (loss) per share:

Basic                                    $  (0.01) $  (0.13) $   0.06

Diluted                                  $  (0.01) $  (0.13) $   0.06

Weighted average shares:

Basic                                     198,706   198,830   106,474

Diluted                                   198,706   198,830   108,058

----------------------------------------------------------------------
(a) The results of operations include the results of operations of ICS from September 16, 2005, the date of acquisition.
----------------------------------------------------------------------



                  INTEGRATED DEVICE TECHNOLOGY, INC.
                  RECONCILIATION OF GAAP TO NON-GAAP
                              (Unaudited)
                            (In thousands)


                                              Three Months Ended
----------------------------------------------------------------------
                                          July 2,  April 2,   July 3,
                                          2006 (a)  2006 (a)     2005
                                         --------- --------- ---------


GAAP Net income (loss)                   $ (1,564) $(26,540) $  6,580
                                         ========= ========= =========

GAAP Diluted Earnings Per Share          $  (0.01) $  (0.13) $   0.06
                                         ========= ========= =========
  Acquisition Related:

    Amortization and impairment of
     acquisition related intangibles (1)   36,985    56,537     1,729

    Inventory FMV write-up (1)              1,509     2,868         -

    Acquisition related costs (2)           1,962     1,375       498

  Restructuring Related:

    Reduction in Force (3)                    532     1,081     1,273

    Facility closure costs (4)                207     1,251     2,954

    Asset impairment (5)                        -       (11)     (564)

  Other:

    Stock-Based Compensation Expense (6)   11,010         -         -

    Loss on short-term investments (7)          -         -     1,705

    Taxes affects of Non-GAAP
     adjustments (8)                            -    (5,881)   (8,712)
                                         --------- --------- ---------

Non-GAAP net income                      $ 50,641  $ 30,680  $  5,463
                                         ========= ========= =========

Non-GAAP Diluted Earnings Per Share      $   0.25  $   0.15  $   0.05
                                         ========= ========= =========

Weighted average shares:

Basic                                     198,706   198,830   106,474

Diluted                                   202,504   205,582   108,058



GAAP gross profit                          84,235    53,537    42,693
                                         --------- --------- ---------

  Acquisition Related:

    Amortization and impairment of
     acquisition related intangibles (1)   18,324    33,616     1,407

    Inventory FMV write-up (1)              1,509     2,868         -

    Acquisition related costs (2)             732       739         -

  Restructuring Related:

    Reduction in Force (3)                    100       926       518

    Facility closure costs (4)                148       510     1,688

    Asset impairment (5)                        -       (11)        -

  Other:

    Stock-Based Compensation Expense (6)      354         -         -
                                         --------- --------- ---------

Non-GAAP gross profit                     105,402    92,185    46,306
                                         --------- --------- ---------



GAAP R&D Expenses:                         39,589    35,825    27,456
                                         --------- --------- ---------

  Acquisition Related:

    Amortization and impairment of
     acquisition related intangibles (1)     (125)     (124)     (105)

    Acquisition related costs (2)          (1,074)     (561)     (498)

  Restructuring Related:

    Reduction in Force (3)                   (319)      198      (191)

    Facility closure costs (4)                (34)     (421)     (466)

  Other:

    Stock-Based Compensation Expense (6)   (5,724)        -         -
                                         --------- --------- ---------

Non-GAAP R&D Expenses                      32,313    34,917    26,196
                                         --------- --------- ---------



GAAP SG&A Expenses:                        47,993    49,956    19,061
                                         --------- --------- ---------

  Acquisition Related:

    Amortization and impairment of
     acquisition related intangibles (1)  (18,536)  (22,797)     (217)

    Acquisition related costs (2)            (156)      (76)        -

  Restructuring Related:

    Reduction in Force (3)                   (113)     (352)     (564)

    Facility closure costs (4)                (25)     (320)     (236)

  Other:

    Stock-Based Compensation Expense (6)   (4,932)        -         -
                                         --------- --------- ---------

Non-GAAP SG&A Expenses                     24,231    26,411    18,044
                                         --------- --------- ---------



GAAP Interest income and other, net         3,257     2,499     2,186
                                         --------- --------- ---------

    Loss on short-term investments (7)          -         -     1,705

Non-GAAP Interest income and other, net     3,257     2,499     3,891
                                         --------- --------- ---------



GAAP Provision for Income Taxes             1,474    (3,205)   (8,218)
                                         --------- --------- ---------

    Taxes affects of Non-GAAP
     adjustments (8)                            -     5,881     8,712
                                         --------- --------- ---------

Non-GAAP Provision for Income Taxes         1,474     2,676       494
                                         --------- --------- ---------

----------------------------------------------------------------------
(a) The results of operations include the results of operations of ICS from September 16, 2005, the date of acquisition.

(1) Consists of amortization charges of acquisition-related intangible assets and the FMV adjustment of acquired inventory sold. Q4 2006 also includes an impairment charge related to our acquisition of Newave.

(2) Q1 2007 and Q4 2006 consists of costs incurred in connection with our acquisition of ICS and the acquisition of Freescale assets, such as additional depreciation resulting from purchase accounting and costs associated with the exit of previously leased facilities. In addition, all periods presented include retention costs incurred in connection with our acquisition of Zettacom.

(3) Consists of restructuring actions initiated by the Company, including those in conjunction with our merger with ICS, consisting primarily of severance and retention costs.

(4) Consists of costs associated with restructuring actions initiated by the Company, primarily related to the exit of our leased facilities in Santa Clara (Q1 2006), the closure of our manufacturing facility in the Philippines (Q1 2006), and of our design center in Australia (Q3 2006).

(5) Consists of gains realized on the sale of assets related to our former manufacturing facility in Salinas, which were previously impaired.

(6) Consists of stock-based compensation expense resulting from our adoption of SFAS 123R in Q1 2007.

(7) Consists of other-than-temporary impairment charges on our investment portfolio recognized in anticipation of the closure of our merger with ICS.

(8) Q4 2006 includes taxes associated with the repatriation of cash under the Homeland Investment Act (HIA), offset by reversals of certain foreign jurisdiction deferred tax liabilities, and the tax effects of certain non-GAAP adjustments. Q1 2006 includes a net reversal of tax reserves resulting from an audit settlement, as well as the tax effects of certain non-GAAP adjustments.
----------------------------------------------------------------------




                  INTEGRATED DEVICE TECHNOLOGY, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                              (Unaudited)


                                                 July 2,     Apr. 2,
(In thousands)                                    2006        2006
---------------------------------------------- ----------- -----------

ASSETS

Current assets:

Cash and cash equivalents                      $  291,658  $  266,173

Short-term investments                             42,391      29,800

Accounts receivable, net                          107,074      90,882

Inventories                                        69,845      58,692

Deferred Taxes                                        325       4,085

Prepaid and other current assets                   20,474      20,370
                                               ----------- -----------

Total current assets                              531,767     470,002

Property, plant and equipment, net                103,027     108,663

Goodwill                                        1,010,916   1,010,659

Acquisition-related intangibles                   390,787     427,772

Other assets                                       20,531      20,595
                                               ----------- -----------

TOTAL ASSETS                                   $2,057,028  $2,037,691
                                               =========== ===========



LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable                               $   49,787  $   39,891

Accrued compensation and related expenses          22,234      23,198

Deferred income on shipments to distributors       36,044      29,797

Income taxes payable                               18,002      29,119

Other accrued liabilities                          27,038      25,633
                                               ----------- -----------

Total current liabilities                         153,105     147,638


Deferred tax liabilities                           12,708      16,273

Long term liabilities                              16,531      15,581
                                               ----------- -----------

Total liabilities                                 182,344     179,492


Stockholders' equity                            1,874,684   1,858,199
                                               ----------- -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $2,057,028  $2,037,691
                                               =========== ===========

    CONTACT: IDT Investor Relations
             Mike Knapp, 408-284-6515 (Investors)
             mike.knapp@idt.com
             or
             IDT Worldwide Marketing
             Phil Bourekas, 408-284-8200 (Press)
             phil.bourekas@idt.com
             or
             IDT Corporate Communications
             Carolyn Robinson, 408-284-8515 (Press)
             carolyn.robinson@idt.com